UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 21, 2008
Commission File No. 001-31463
DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	16-1241537
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

300 Industry Drive, RIDC Park West,	15275
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)
(724) 273-3400
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 21, 2008, Dick’s Sporting Goods, Inc. issued a press release announcing its results for the second fiscal quarter ended August 2, 2008 and certain other information that is furnished as Exhibit 99.1 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
Exhibit 99.1 Press release dated August 21, 2008 by Dick’s Sporting Goods, Inc. furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: August 21, 2008	By:	/S/ TIMOTHY E. KULLMAN
	Name:	Timothy E. Kullman
	Title:	EVP — Finance, Administration and
Chief Financial Officer